Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 15, 2025, is entered into by and among Ferrellgas, L.P., a Delaware limited partnership (the “Company”), the Guarantors party hereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and collateral agent for the Lenders (the “Agent”), and the Lenders party hereto.

R E C I T A L S

A.The Company, the Guarantors, the Agent, and the Lenders and Issuing Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of March 30, 2021 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Company.

B.The Company has notified the Agent and the Lenders that it has reached a settlement with Eddystone Rail Company, LLC (“Eddystone”) in respect of the Eddystone Litigation pursuant to a settlement agreement dated on or about the date hereof (the “Eddystone Settlement Agreement” and such settlement, the “Eddystone Settlement”).

C.Pursuant to the Eddystone Settlement Agreement, the Company intends to make up to three (3) settlement payments to Eddystone, with the first such payment (in the amount of $50,000,000) to be made on or about the date hereof using cash on hand and/or the proceeds of Revolving Loans and the remaining payments (in an aggregate amount of $75,000,000) expected to be backed by Letters of Credit issued under the Credit Agreement (the “Eddystone Settlement LCs”).

D.Substantially concurrently with the Eddystone Settlement and the issuance of the Eddystone Settlement LCs, the Eddystone Litigation Appeal Bond (as defined in the Existing Credit Agreement) will be released by the United States Court of Appeals for the Third Circuit to the applicable surety providers and the Eddystone Litigation Appeal LCs (as defined in the Existing Credit Agreement) will be returned cancelled or terminated.

E.The Company has requested, and the Agent and the Lenders have agreed, to make certain amendments to the Existing Credit Agreement to permit the Company to provide the Eddystone Settlement LCs to Eddystone as collateral support for the Eddystone Settlement.

F.NOW, THEREFORE, to induce the Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.  Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.
Section 2.Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, upon the occurrence of the Sixth Amendment Effective Date (as defined below), the Existing Credit Agreement (excluding the Appendices, Schedules and Exhibits) is hereby amended to read as reflected on Exhibit A attached hereto.

Section 3.Conditions Precedent.  This Amendment shall become effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.4 of the Credit Agreement) (such date, the “Sixth Amendment Effective Date”).
3.1.Execution and Delivery.  The Agent shall have received from the Company, the Guarantors and Lenders constituting at least the Required Lenders counterparts (in such number as may be requested by the Agent) of this Amendment signed on behalf of each such Person.
3.2.No Default.  As of the Sixth Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of this Amendment that would constitute a Default or Event of Default.
3.3.Representations and Warranties. As of the Sixth Amendment Effective Date, the representations and warranties contained herein and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Sixth Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.
3.4.Officer’s Certificate.  The Agent shall have received a certificate from an Authorized Officer of the Company dated the Sixth Amendment Effective Date (a) certifying that conditions in Sections 3.2 and 3.3 hereof are satisfied and (b) attaching a true, correct and complete copy of the executed Eddystone Settlement Agreement.
3.5.Eddystone Litigation Appeal Matters.  Substantially concurrently with the Sixth Amendment Effective Date, (a) the Eddystone Litigation Appeal Bond shall have been terminated and (b) the Eddystone Litigation Appeal LCs shall have been returned to the applicable Issuing Lender (to be cancelled or terminated) (or the Issuing Lender shall have electronically cancelled the Eddystone Litigation Appeal LCs in accordance with its standard operating procedures), and the Agent shall have received reasonably satisfactory evidence of the foregoing.

The Agent is hereby authorized and directed to declare this Amendment to be effective on the Sixth Amendment Effective Date when the Agent has received documents confirming or certifying, to the satisfaction of the Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by Section 10.4 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.Miscellaneous.
4.1.Confirmation.  The provisions of the Existing Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
4.2.Ratification and Affirmation. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Amendment.
4.3.Loan Document; No Waiver or Novation.  This Amendment shall for all purposes constitute a Loan Document.  Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment does not constitute a novation of the Credit Agreement or any other Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents except as expressly provided herein.
4.4.Counterparts; Integration; Electronic Execution.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of (x) this Amendment, (y) any other Loan Document and/or (z) any Ancillary Document delivered in connection herewith that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such other Loan Document or such Ancillary Document, as applicable.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
4.5.INTEGRATION; NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE AGENT OR THE LENDERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
4.7.Consent to Jurisdiction; Waiver of Jury Trial.  Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in their entirety.
4.8.Miscellaneous.  No failure or delay on the part of the Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Ichael
COMPANY:	FERRELLGAS, L.P.

By: Ferrellgas, Inc., its general partner

By:/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

GUARANTORS:	FERRELLGAS, INC.

By:/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

BLUE RHINO GLOBAL SOURCING, INC.

By:/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

FNA CANADA, INC.

By:/s/ Michael Cole
Name:Michael Cole
Title: Chief Financial Officer and Treasurer

Signature Page to Sixth Amendment to
Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

By:/s/ Umar Hassan
Name:Umar Hassan
Title:Authorized Signatory

Signature Page to Sixth Amendment to
Credit Agreement

LENDER:	CIBC Bank usa

By:/s/ Zach Strube
Name:Zach Strube
Title:Managing Director

Signature Page to Sixth Amendment to
Credit Agreement

pnc bank, NATIONAL ASSOCIATION

By:/s/ Steve Xing Su
Name:Steve Xing Su
Title:Vice President

Signature Page to Sixth Amendment to
Credit Agreement

LENDER:	royal bank of canada

By:/s/ Sue Carol Sedillo
Name:Sue Carol Sedillo
Title:Authorized Signatory

Signature Page to Sixth Amendment to
Credit Agreement

LENDER AND ISSUING LENDER:	truist bank

By:/s/ Lincoln LaCour
Name:Lincoln LaCour
Title:Director

Signature Page to Sixth Amendment to
Credit Agreement

EXHIBIT A

CREDIT AGREEMENT

[Attached.]